As filed with the Securities and Exchange Commission on April 25, 2000
                           Registration No. 333-95331

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               PEC SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                                               54-1339972
(State or other jurisdiction                                  (I.R.S. Employer
of incorporation or organization)                            Identification No.)

   12750 Fair Lakes Circle
      Fairfax, Virginia                                             22033
    (Address of principal                                         (Zip Code)
      executive offices)

          2000 EMPLOYEE STOCK PURCHASE PLAN, 2000 STOCK INCENTIVE PLAN,
       1987 STOCK OPTION AGREEMENT AND 1995 NONQUALIFIED STOCK OPTION PLAN
                              (Full title of plans)

(Name, address and telephone
 number of agent for service)                          (Copy to:)
     David C. Karlgaard                         Nancy A. Spangler, Esquire
 President, Chief Executive                 Piper Marbury Rudnick & Wolfe LLP
  Officer and Chairman of
   the Board of Directors                 1850 Centennial Park Drive, Suite 610
     PEC Solutions, Inc.                            Commerce Park III
   12750 Fair Lakes Circle                     Reston, Virginia 20191-1517
   Fairfax, Virginia 22033                           (703) 390-7100
       (703) 679-4900

                         CALCULATION OF REGISTRATION FEE

===================================================================================================================
                                                                   Proposed         Proposed
                                                  Amount            Maximum          Maximum         Amount of
                                                   to be            Offering        Aggregate       Registration
     Title of Securities to be Registered       Registered(1)    Price Per Unit   Offering Price        Fee
-------------------------------------------------------------------------------------------------------------------
Common Stock, par value $0.01 per share
     2000 Employee Stock Purchase Plan           2,000,000          $6.56 (2)       $13,121,875      $3,464
     2000 Stock Incentive Plan                   1,500,000           7.72 (3)        11,578,125       3,057
     1987 Stock Option Agreement                 1,237,540           1.92 (4)         2,376,077       1,625
     1995 Nonqualified Stock Option Plan         3,173,064           1.94 (4)         6,155,744         627
-------------------------------------------------------------------------------------------------------------------
TOTAL                                            7,910,604                          $33,231,821      $8,773
===================================================================================================================

(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, as amended, this Registration Statement also covers an indeterminate number of shares of Common Stock that may be offered or issued by reason of stock splits, stock dividends or similar transactions and an indeterminate number of plan participation interests to be offered or sold pursuant to the 2000 Employee Stock Purchase Plan being registered.

(2) Estimated solely for purposes of calculating the registration fee under Rule 457(h). The proposed maximum offering price per share is based upon the average of the high and low prices of Common Stock of the registrant on the NASDAQ National Market System on April 24, 2000, multiplied by 85%, the percentage of the fair market value of the stock that is used to establish the purchase price under the plan.

(3) Estimated solely for purposes of calculating the registration fee under Rule 457(h). The proposed maximum offering price per share with respect to shares issuable under the plan as of the filing date hereof is based upon the average of the high and low prices of Common Stock of the registrant on the NASDAQ National Market System on April 24, 2000.

(4) Computed solely for purposes of calculating the registration fee under Rule 457(h). The proposed maximum offering price per share is based on the weighted average per share exercise price (rounded to the nearest cent) of the plan's outstanding options, the shares issuable under which are registered hereby.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

Not required to be included in this Form S-8 Registration Statement pursuant to introductory Note to Part I of Form S-8.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference.

         The following documents which have been filed by the Registrant with the Securities and Exchange Commission (the "Commission") are incorporated herein by reference:

         (a) Prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933 (in connection with Registrant's Registration Statement on Form S-1, filed on March 8, 2000, as amended (File No. 333-95331));

         (b) All other reports filed pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, ("Exchange Act") since the end of the fiscal year covered by the document referred to in (a) above; and

         (c) Description of Common Stock of the Registrant contained or incorporated in the registration statements filed by the Registrant under the Exchange Act, including any amendments or reports filed for the purpose of updating such description.

         All documents subsequently filed by the Registrant with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be a part of this Registration Statement from the date of filing of such documents.

Item 4.  Description of Securities.

         Not applicable.

Item 5.  Interests of Named Experts and Counsel.

         None.

Item 6.  Indemnification of Directors and Officers.

         As permitted by the General Corporation Law of Delaware ("GCLD"), Article Ninth of the Certificate of Incorporation (the "Certificate") of PEC Solutions, Inc. (the "Corporation") provides for indemnification of directors and officers of the Corporation, as follows:

         No director of the Corporation shall be personally liable to the Corporation or to any stockholder of the Corporation for monetary damages for breach of fiduciary duty as a director, provided that this provision shall not limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit.

         Also, the Corporation's By-Laws contain indemnification procedures that implement the indemnification provisions of the Certificate of Incorporation. The GCLD permits a corporation to indemnify its directors and officers, among others, against judgments, fines, settlements and reasonable expenses actually incurred by them in connection with any proceedings to which they may be a party by reason of their service in those or other capacities, if such person acted in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceedings, had no reasonable cause to believe that such conduct was unlawful.

         As  permitted  by  the  GCLD,   Article  Eighth  of  the  Corporation's
Certificate   provides  for   limitation   of  liability  of  directors  of  the
Corporation, as follows:

         To the extent permitted by law, the Corporation shall fully indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding.

Item 7.  Exemption from Registration Claimed.

                  Not applicable.

Item 8.  Exhibits.

EXHIBIT
NUMBER                      DESCRIPTION

4.1 Certificate of Incorporation (incorporated by reference to the Company's Registration Statement on Form S-1, as amended (File No. 333-95331))

4.2 By-Laws (incorporated by reference to the Company's Registration Statement on Form S-1, as amended (File No. 333-95331))


4.3 2000 Employee Stock Purchase Plan (incorporated by reference to the Company's Registration Statement on Form S-1, as amended (File No. 333-95331))

4.4 2000 Stock Incentive Plan (incorporated by reference to the Company's Registration Statement on Form S-1, as amended (File No. 333-95331))

4.5 1987 Stock Option Agreement (incorporated by reference to the Company's Registration Statement on Form S-1, as amended (File No. 333-95331))

4.6 1995 Nonqualified Stock Option Plan (incorporated by reference to the Company's Registration Statement on Form S-1, as amended (File No. 333-95331))

5.0            Opinion of Piper Marbury Rudnick & Wolfe LLP

23.1           Consent of Counsel (contained in Exhibit 5.0)

23.2           Consent of Independent Accountants (filed herewith)

24.0           Power of Attorney (filed herewith)

Item 9.  Undertakings.

         The undersigned Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

             (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

             (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement;

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

        Paragraphs (l)(i) and (l)(ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or
Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

        (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (3) To  remove   from  registration   by  means   of  a   post-effective
amendment any of the securities being registered which remain unsold at the termination of the offering.

        The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of
1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fairfax, Commonwealth of Virginia, on the 25th day of April, 2000.

                                 PEC SOLUTIONS, INC.



                                 By:    /s/ David C. Karlgaard
                                        ----------------------------------
                                        David C. Karlgaard
                                        President, Chief Executive Officer and
                                        Chairman of the Board of Directors

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Administrator of the 2000 Employee Stock Purchase Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fairfax, Commonwealth of Virginia, on the 25th day of April, 2000.

                                 PEC SOLUTIONS, INC.
                                 2000 EMPLOYEE STOCK PURCHASE PLAN

                                   By:  /s/ Denis M. Crane
                                        ----------------------------------
                                        Denis M. Crane, On behalf of the
                                        Compensation Committee


         Pursuant to the requirements of the Securities Act of 1933, this Form S-8 Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                                                    Title                                       Date
---------                                                    -----                                       ----

/s/ David C. Karlgaard                  Chief Executive Officer, President and Chairman             April 25, 2000
---------------------------------                       of the Board
David C. Karlgaard                               (Principal Executive Officer)


/s/ Stuart R. Lloyd                     Chief Financial Officer, Senior Vice President              April 25, 2000
---------------------------------                       and Director
Stuart R. Lloyd                          (Principal Financial and Accounting Officer)




     A majority of the Board of Directors (David C. Karlgaard, Paul G. Rice, Alan H. Harbitter, Stuart R. Lloyd, Sharon M. Owlett, Jesse Brown, Denis M. Crane and Alvin E. Nashman).

Date:    April 25, 2000          By:  /s/ Nancy A. Spangler
                                      ----------------------------------------
                                      Nancy A. Spangler       Attorney-In-Fact

                                  EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
-------        -----------

4.1 Certificate of Incorporation (incorporated by reference to the Company's Registration Statement on Form S-1, as amended (File No. 333-95331))

4.2 By-Laws (incorporated by reference to the Company's Registration Statement on Form S-1, as amended (File No. 333-95331))

4.3 2000 Employee Stock Purchase Plan (incorporated by reference to the Company's Registration Statement on Form S-1, as amended (File No. 333-95331))

4.4 2000 Stock Incentive Plan (incorporated by reference to the Company's Registration Statement on Form S-1, as amended (File No. 333-95331))

4.5 1987 Stock Option Agreement (incorporated by reference to the Company's Registration Statement on Form S-1, as amended (File No. 333-95331))

4.6 1995 Nonqualified Stock Option Plan (incorporated by reference to the Company's Registration Statement on Form S-1, as amended (File No. 333-95331))

5.0            Opinion of Piper Marbury Rudnick & Wolfe LLP

23.1           Consent of Counsel (contained in Exhibit 5.0)

23.2           Consent of Independent Accountants (filed herewith)

24.0           Power of Attorney (filed herewith)